Exhibit 99.2 Strategic Transaction Update June 2026

Strategic Transaction Update Bolstering Digital Realty’s Three Core Pillars of Growth HYPERSCALE COLO + CONNECTIVITY PRIVATE CAPITAL 2GW 77% $9Bn AUM HYPERSCALE PRO FORMA COMMUNICATIONS, TECHNOLOGY AND (1) (2) (3) CAMPUS TERACO OWNERSHIP DIGITAL INFRASTRUCTURE FIRM Expansion into Kansas City Market Increase in Teraco Ownership Acquisition of Columbia Capital Expanding IT Capacity to Support Growing Contribution from Africa’s #1 Scales Private Capital in Support of Hyperscale Customer Growth Colocation and Connectivity Platform Growing AI Infrastructure Ecosystem 1) Represents utility power at full delivery. 2 2) Includes interest held by Teraco Connect Trust. 3) Represents total fund commitments.

# Expansion into Kansas City Market

## Expanding IT Capacity to Support Hyperscale Customer Growth

### MARKET ATTRIBUTES

**Demographics / Economics**

+ **Top 30** GDP & Population in U.S.[1]
+ Diversified **$186Bn** economy driven by its historic strengths in agriculture, logistics and advanced manufacturing[1]

**Digitization Metrics**

+ **Centrally** located within the U.S., enables **low-latency connectivity**
+ ~5.5M miles of fiber across **25+ providers** support high-capacity, diverse, scalable deployments[2]

**Customer Demand / Supply**

+ **7th largest** data center market in the U.S., when including capacity that is currently under construction and in planning[3]

### MIDWEST HUB FOR AI AND CLOUD WORKLOADS


Meta
Kansas City
30 miles
DIGITAL REALTY

### STRATEGIC ENTRY

**1,440**

ACRES OF LAND AT ASTRA ENTERPRISE PARK

**600MW**

OF UTILITY POWER BY EARLY 2028

**2GW**

OF UTILITY POWER AT FULL DELIVERY

DIGITAL REALTY

1) Source: Bureau of Economic Analysis: County and MSA GDP Summary.
2) Represents Phase 1 located on the north parcel on 280 acres.
3) Source: datacenterHawk.

3

Increase in Teraco Ownership Africa’s Leading Colocation and Connectivity Platform AFRICA’S LEADING DATA CENTER PLATFORM GROWING COLOCATION + CONNECTIVTY INCREASED OWNERSHIP (1) Acquisition: 2022 Today: 2026 REVENUE (USD in millions) 77% $174 $352 OWNERSHIP (2) INTEREST CROSS-CONNECTS Johannesburg 22k 29k SOUTH AFRICA IN-PLACE IT CAPACITY (MW) Durban Cape Town 75 126 23% OWNERSHIP UNDER CONSTRUCTION IT CAPACITY (MW) Africa’s leading carrier-neutral colocation provider, serving as INTEREST the first provider of highly resilient, vendor-neutral data environments in sub-Saharan Africa Other Investors 19 41 1) Financial and operating metrics as of March 31, 2026. 4 2) Includes interest held by Teraco Connect Trust.

# Acquisition of Columbia Capital

## Scales Private Capital in Support of Growing AI Infrastructure Ecosystem

### SCALING STRATEGIC PRIVATE CAPITAL

DIGITAL REALTY + COLUMBIA CAPITAL

+ **Founded in 1989**, Columbia Capital is focused on the communications, technology and digital infrastructure space
+ **Over $9 billion** in fund commitments **from hundreds of investors across 16 institutional fund vehicles**, including sovereign wealth funds, pension funds, insurance companies, endowments and other institutional investors(1)
+ **Scales Digital Realty's Strategic Private Capital** platform and provides increased expertise and visibility into adjacent digital infrastructure sectors
+ Strengthens investment capabilities via third-party capital to capitalize on the **expanding AI infrastructure ecosystem**

### DIGITAL & AI INFRASTRUCTURE INVESTMENTS(2)

zayo
SummitIG
cologix
tract
TERACO A DIGITAL REALTY COMPANY
TELARUS
virtustream
Cloud Sherpas
eunetworks
CPG

### STRATEGIC ACQUISITION(3)

**Transaction Overview**

+ Digital Realty entered definitive agreement to acquire **100% of Columbia Capital**
+ Purchase price of **~$485 million including shares of common stock**, with a lockup that releases over a multi-year period(4)
+ Potential **~$275 million earn-out** by year-end 2027, payable upon the achievement of certain performance hurdles(4)

**Timing Overview**

+ Anticipated to **close in 2H26**, subject to customary closing conditions and regulatory approvals

1) Includes funds and co-investment vehicles.
2) Inclusion of company names and/or logos does not imply endorsement by, or any current affiliation with such companies.
3) On May 8, 2026, the company entered into an agreement to purchase Columbia Capital for $510 million in consideration, consisting of (i) $45 million of cash and 2,337,036 shares of the company's common stock, to be issued at the closing of the transaction, and (ii) up to an additional $290 million, payable in cash or (at the company's option) 1,457,506 additional shares of the company's common stock, upon achievement of certain performance milestones, in each case, subject to adjustment and the other terms and conditions of the purchase agreement.
4) Based on closing stock price of $188.15/sh as of June 18, 2026.

DIGITAL REALTY
5

Additional Resources Data Center Project at Astra Teraco will own and wheel power from Digital Realty’s strategy within the Enterprise Park in De Soto, Kansas a 120MW solar plant to sustainably evolving capital markets landscape power its data centers for cloud and AI computing 6

Appendix: Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; data center expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; access to power; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center capacity; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development capacity, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; increased tariffs, global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; the impact on our customers’ and our suppliers’ operations during an epidemic, pandemic, or other global events; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; our inability to retain data center capacity that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for U.S. federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for U.S. federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2025, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 7

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